Exhibit 99.1

IKS Health Announces Agreement to Acquire TruBridge to Strengthen Access to Rural and Community-Based Healthcare

DALLAS, TX and MOBILE, AL – April 23, 2026 – Inventurus Knowledge Solutions, Inc. (“IKS”), the U.S. subsidiary of Inventurus Knowledge Solutions Limited (NSE: IKS) (“IKS Health”), a global leader in care enablement solutions, today announced it has entered into a definitive agreement to acquire TruBridge, Inc. (NASDAQ: TBRG) (“TruBridge”), a prominent provider of healthcare technology solutions for rural and community hospitals. This proposed strategic acquisition underscores a commitment to broaden access to high-quality care and support the clinicians and hospitals that serve communities across the United States.

Today, nearly one in five Americans face challenges accessing care. By bringing together IKS Health’s comprehensive care enablement capabilities that serve a range of healthcare organizations with TruBridge’s deep expertise in supporting rural and community hospitals through revenue cycle management and electronic health record (EHR) solutions, the combined healthcare technology company is expected to strengthen local healthcare systems, and enable patients to receive essential care closer to home while also enhancing care delivery across the ambulatory and acute care continuum.

Post closing, the combined company will deliver continuous improvement and connected workflows to the core of rural healthcare and to medical groups overall, combining agentic artificial intelligence (AI) with human-in-the-loop expertise to proactively address complex operational challenges. As the platform incorporates a broader range of clinical and financial data, it is designed to become increasingly intelligent and efficient. This growing intelligence, reinforced by human insight, is anticipated to ensure community hospitals and medical groups have the financial resilience and advanced support needed to focus on the health of their patients.

“By welcoming TruBridge, IKS Health is extending its proven, clinician-first experience to the vital rural and community hospital market,” said Sachin K. Gupta, Founder and Global CEO of IKS Health. “This new entity supports our long-term vision of building a comprehensive care ecosystem for all types of healthcare organizations. By pairing TruBridge’s essential system of record with our AI-driven system of action, we are moving beyond simply recording data to actively solving the complex operational challenges facing providers today. The combined entity will work toward ensuring community care teams have the same access to advanced technology and financial resilience, enabling them to deliver exceptional care close to home.”

Together, the organization will bring modern revenue cycle management, predictive analytics, and advanced EHR capabilities to support more than 2,000 healthcare organizations and over 150,000 clinicians with a broad portfolio of AI-driven and human-led solutions designed to improve clinical, operational, and financial excellence.

“I am excited for TruBridge and IKS Health to combine forces and expand the focus on strengthening rural and community healthcare,” said Chris Fowler, President and CEO of TruBridge. “IKS Health shares our passion to improve provider experiences and financial results, ultimately leading to healthier lives and positive patient outcomes. It’s rewarding to know that our employees will have more ways and opportunities to deliver exceptional value to our customers and their patients.”

Under the terms of the agreement, TruBridge shareholders will receive $26.25 in cash for each share of common stock. The acquisition has been approved by the Boards of Directors of IKS Health, IKS, and TruBridge, and is expected to close during the third calendar quarter of 2026, subject to the satisfaction of customary closing conditions, including the requisite shareholder approvals and the Hart-Scott-Rodino (HSR) notification and waiting period. In connection with the transaction, TruBridge has entered into voting and support agreements with TruBridge’s largest shareholders, Pinetree Capital Ltd., L6 Holdings Inc. and Ocho Investments, LLC, who have agreed—subject to the terms of the agreements—to, among other things, vote the shares they control, representing in total approximately 27% of TruBridge’s outstanding shares of common stock, in favor of the transaction.

IKS will finance the acquisition primarily through the incurrence of new indebtedness, including a term loan underwritten by Citibank, JPMorganChase, and Deutsche Bank, which is subject to satisfaction of customary conditions (including approval of the shareholders of IKS Health).

For further information regarding the terms and conditions contained in the definitive agreement, please see TruBridge’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the acquisition.

Advisors

Solomon Partners Securities, LLC is acting as the exclusive financial advisor to TruBridge, and Sullivan & Cromwell LLP, and Maynard Nexsen PC, and Cyril Amarchand Mangaldas are acting as legal counsel. J.P. Morgan Securities LLC and Citigroup Global Markets India Private Limited are acting as financial advisors to IKS Health, and Katten Muchin Rosenman LLP and Shardul Amarchand Mangaldas & Co. are acting as legal counsel.

About IKS Health

IKS Health (NSE, BSE) reduces the administrative, clinical, and operational burdens that slow healthcare down, giving clinicians and care teams the freedom to focus on delivering exceptional care. Through its Care Enablement platform, IKS Health integrates agentic AI workflows with human expertise to create smarter, more accurate operations, better outcomes, and financially sustainable growth across the care journey. Founded in 2006 and recognized by Black Book as the top provider of AI-driven RCM services, by KLAS for performance and client satisfaction, and by Google Cloud with a DORA Award for “Augmenting Human Expertise with AI,” IKS Health partners with the largest health systems, physician groups, and specialty practices across the United States. Learn more at ikshealth.com.

Inventurus Knowledge Solutions Limited is listed on the National Stock Exchange of India Limited (NSE) and BSE Limited (BSE). {Scrip codes: NSE—IKS and BSE—544309}

About TruBridge

TruBridge (NASDAQ: TBRG) proudly supports rural and community healthcare providers in their efforts to stay strong, independent, and deeply rooted in the communities they serve. Backed by more than 45 years of healthcare experience and trusted by over 1,500 clients nationwide, TruBridge offers a mix of technology, services, and strategic expertise — including revenue cycle management (RCM), electronic health records (EHR) and analytics — all designed singularly for the realities of rural and community healthcare. With a steadfast commitment to keeping care local, TruBridge helps hospitals flourish as the economic heart of their communities, delivering high-quality, deeply personal care close to home. Learn more at trubridge.com.

Required Legal Information

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning.

Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: the occurrence of any event,change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; the risk that TruBridge stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner or at all, including approval by the shareholders of IKS as may be necessary in connection with debt financing; risks related to the satisfaction of the conditions to funding, finalization of the financing documentation and the consummation of the financing contemplated for the proposed transaction; risks related to financial community and rating agency perceptions of TruBridge and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of TruBridge to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on TruBridge’s operating results and businesses generally; the amount of the costs, fees, expenses and other charges related to the proposed transaction; risks related to the potential impact of general economic, geopolitical and market factors on the companies or the proposed transaction; and such other factors as are set forth in TruBridge’s periodic public filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to those described under the headings “Risk Factors” and “Special Note Regarding Forward Looking Statements” in its Form 10-K for the fiscal year ended December 31, 2025 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. TruBridge’s forward-looking statements speak only as of the date of this communication or as of the date they are made. TruBridge is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between TruBridge, IKS Health, and IKS. In connection with the proposed transaction, TruBridge will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials regarding the proposed transaction. Following the filing of the definitive proxy statement, TruBridge will mail the definitive proxy statement and a proxy card to its stockholders in connection with the proposed transaction. SECURITY HOLDERS OF TRUBRIDGE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRUBRIDGE, IKS HEALTH, AND IKS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available,) as well as other filings containing information about TruBridge, without charge, at the SEC’s website, http://www.sec.gov.

Participants in Solicitation

TruBridge and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. IKS and IKS Health are not soliciting TruBridge’s stockholders and are not participants in TruBridge’s proxy solicitation. Information about the directors and executive officers of TruBridge is set forth in the proxy statement for TruBridge’s 2025 Annual Meeting of Stockholders, including under the headings entitled “Proposal 1: Election of Directors”, “Corporate Governance and Board Matters”, “Executive Compensation and Other Information”, “Security Ownership of Certain Beneficial Owners and Management”, “Proposal 2: Approval of the Second Amendment to the Certificate of Incorporation to Declassify Our Board of Directors”, “Proposal 3: Approval of TruBridge, Inc. Second Amended and Restated 2019 Incentive Plan”, and “Proposal 4: Advisory Vote on Compensation of Our Named Executive Officers”, which was filed with the SEC on March 26, 2025 and which is available at:

https://www.sec.gov/Archives/edgar/data/1169445/000119312525063302/d900633ddef14a.htm, TruBridge’s Current Report on Form 8-K filed with the SEC on January 8, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312526007672/d96923d8k.htm, TruBridge’s Current Report on Form 8-K filed with the SEC on October 3, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525229309/d894776d8k.htm, and TruBridge’s Current Report on Form 8-K filed with the SEC on May 8, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525115975/d848279d8k.htm.

To the extent holdings of TruBridge’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1169445&owner=exclude. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

MEDIA CONTACT - IKS HEALTH (US)

Jill Gross, Director of Public Relations and Communications

press@ikshealth.com

MEDIA CONTACT - IKS HEALTH (India)

Sameer Arora, SVP, IKS Health | press@ikshealth.com

INVESTOR RELATIONS - IKS HEALTH (India)

Saransh Mundra, VP, IKS Health | investor_relations@ikshealth.com

MEDIA CONTACT - TRUBRIDGE

Jamie Gier, SVP of Corporate Marketing

media@trubridge.com

INVESTOR RELATIONS CONTACT - TRUBRIDGE

Asher Dewhurst, ICR Healthcare

TBRGIR@icrhealthcare.com